UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2013

DAVITA HEALTHCARE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

On June 17, 2013 at the annual meeting of stockholders, the stockholders of DaVita HealthCare Partners Inc. (“DaVita”) approved an amendment (the “Amendment”) to the DaVita Inc. 2011 Incentive Award Plan (the “2011 Plan”), which was approved by DaVita’s Board of Directors on March 21, 2013, subject to stockholder approval. The Amendment to the 2011 Plan increases the number of shares of common stock available for issuance under the Plan by 8,500,000.

The 2011 Plan authorizes the Compensation Committee of the Board of Directors (or, if the Board of Directors determines, another committee of the Board of Directors) to provide equity-based compensation in the form of stock options, stock appreciation rights, restricted stock units, restricted stock, performance-based awards, dividend equivalents, stock payments, deferred stock unit awards and deferred stock awards structured by the Compensation Committee within parameters set forth in the 2011 Plan, for the purpose of providing DaVita’s directors, employees and consultants with equity compensation, incentives and rewards for performance. After giving effect to the Amendment, the maximum number of shares of DaVita common stock that may be issued under the 2011 Plan is 47,178,338. If any shares subject to an award under the 2011 Plan that is not a Full Value Award are forfeited or expire or such award is settled for cash, then any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2011 Plan. To the extent that a Full Value Award is forfeited or expires or such award is settled for cash, the shares available under the 2011 Plan will be increased by 3.5 shares subject to such Full Value Award. However, any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award and any shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise may not be used again for new grants.

The Board of Directors may terminate, amend or modify the 2011 Plan at any time; however, except to the extent permitted by the 2011 Plan in connection with certain changes in capital structure, stockholder approval must be obtained for any amendment to (i) increase the number of shares available under the 2011 Plan, (ii) reduce the per share exercise price of the shares subject to any option or stock appreciation right below the per share exercise price as of the date the option or stock appreciation right was granted, and (iii) cancel any option or stock appreciation right in exchange for cash or another award when the option or stock appreciation right price per share exceeds the fair market value of the underlying shares, except with respect to any Substitute Award.

The foregoing summary description of the 2011 Plan is qualified in its entirety by reference to the actual terms of the 2011 Plan attached as Appendix A to DaVita’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 29, 2013.

Item 5.07.	Submission of Matters to Vote of Security Holders.

On June 17, 2013, DaVita held its annual meeting of stockholders in Denver, Colorado. Represented in person or by proxy at the annual meeting were 93,902,676 shares of DaVita’s common stock, or 88.78% of its outstanding shares of common stock. The results of matters submitted to a stockholder vote at the annual meeting are as follows:

Item 1.	Election of Directors.

Ten board nominees for director were elected by a majority of the votes cast for a term of one year or until their successors are duly elected and qualified. The voting results are as follows:

Name of Nominee	For	Against	Abstain	Broker non-votes
Pamela M. Arway	86,726,309	218,636	125,238	6,832,493
Charles G. Berg	86,083,593	861,312	125,278	6,832,493
Carol Anthony (“John”) Davidson	86,727,290	218,221	124,672	6,832,493
Paul J. Diaz	86,107,188	837,681	125,314	6,832,493
Peter T. Grauer	82,047,598	4,897,372	125,213	6,832,493
Robert J. Margolis	85,631,887	1,321,438	116,858	6,832,493

Name of Nominee	For	Against	Abstain	Broker non-votes
John M. Nehra	72,324,573	14,611,795	133,815	6,832,493
William L. Roper	85,764,191	1,180,591	125,401	6,832,493
Kent J. Thiry	83,472,985	3,385,779	211,419	6,832,493
Roger J. Valine	83,170,729	3,806,702	92,752	6,832,493

Item 2.	Ratification of appointment of independent registered public accounting firm.

The stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2013. The voting results are as follows:

For	Against	Abstain
92,154,170	1,658,536	89,970

Item 3.	Advisory vote on executive compensation.

The proposal received the vote of a majority of the shares represented and entitled to vote at the meeting. The voting results are as follows:

For	Against	Abstain	Broker non-votes
52,193,612	34,708,960	167,611	6,832,493

Item 4.	Approval of the amendment to the DaVita Inc. 2011 Incentive Award Plan.

A proposal to approve an amendment to the DaVita Inc. 2011 Incentive Award Plan received the vote of a majority of the shares represented and entitled to vote at the meeting. The voting results are as follows:

For	Against	Abstain	Broker non-votes
69,683,812	17,261,522	124,849	6,832,493

Item 5.	Stockholder proposal regarding executive pay.

The proposal received the vote of less than a majority of the shares represented and entitled to vote at the meeting. The voting results are as follows:

For	Against	Abstain	Broker non-votes
21,652,841	65,196,270	221,072	6,832,493

Item 6.	Stockholder proposal regarding lobbying.

The proposal received the vote of less than a majority of the shares represented and entitled to vote at the meeting. The voting results are as follows:

For	Against	Abstain	Broker non-votes
18,512,268	57,589,005	10,968,910	6,832,493

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.		Incorporated by Reference
	Exhibit Description	Form	File No.	Exhibit(s)	Filing Date
10.1	DaVita Inc. 2011 Incentive Award Plan	DEF 14A	001-14106	Appendix A	April 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA HEALTHCARE PARTNERS INC.

Date: June 20, 2013	By:	/s/ Kim M. Rivera
Kim M. Rivera
Chief Legal Officer & Corporate Secretary

Exhibit Index

Exhibit	Description of Exhibit
10.1	DaVita Inc. 2011 Incentive Award Plan (incorporated by reference from Appendix A to DaVita Inc.’s Definitive Proxy Statement on Schedule 14A filed on April 29, 2013).